Filed pursuant to Rule 497(e) and 497(k)
File Nos. 811-22310; 333-182274
Supplement to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated January 31, 2020 as previously supplemented, of the
ETFMG Drone Economy Strategy ETF (IFLY)
February 21, 2020
Important Notice Regarding Changes to the Name, Underlying Index, Investment Objective,
Principal Investment Strategy and Investment Policies of the Fund
The Board of Trustees of ETF Managers Trust has approved the following changes to the ETFMG Drone Economy Strategy ETF (the “Fund”), effective on or about April 7, 2020 (the “Effective Date”).

1.	The Fund’s name will be changed to the Wedbush ETFMG Global Cloud Technology ETF;

2.	The Fund’s current underlying index, the Reality Shares DroneTM Index (the “Current Index”), will be replaced with the Dan Ives Global Cloud Technology Prime Index; and

3.
The Fund’s investment objective will be changed to the following: “The Wedbush ETFMG Global Cloud Technology ETF seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Dan Ives Global Cloud Technology Prime Index” (the “New Index”).

After these changes take effect, the Fund will follow the non-fundamental policy that, under normal circumstances, the Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in companies that are Cloud Technology Companies (as defined below). The Fund considers such securities to be those that comprise the New Index.

The New Index is designed to include the securities of companies across the globe that are: i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for enterprise-based software applications, or ii) engaged in providing cloud-based software platforms that enable businesses to move data and software applications onto the cloud - cloud-enabling Software as a Service (SaaS) technologies. These companies are known collectively as “Cloud Technology Companies.” The Cloud Technology Companies will have a minimum market capitalization of $200 million and a maximum market capitalization of $10 billion.

The New Index will be developed and owned by Prime Indexes, and it will be calculated and maintained by Solactive AG.

The Fund filed with the Securities and Exchange Commission (“SEC”) a Preliminary Prospectus and Preliminary Statement of Additional Information, which reflects the changes described in this notice and which is publicly available on the SEC’s website. That filing is subject to review by the SEC and is expected to become effective on or about the Effective Date. Once these changes become effective, an updated prospectus reflecting these changes will be mailed to shareholders of the Fund. The updated prospectus will include additional information about the changes to the Fund’s investment objective, principal investment strategies and risks. Please read the prospectus carefully.

The Fund is currently scheduled to rebalance its portfolio on or about March 20, 2020 in connection with the quarterly rebalance of the Current Index scheduled to occur after the close of trading on March 20, 2020. However, the Fund will not rebalance its portfolio in March 2020 and will instead convert its portfolio, consistent with the new investment objective and investment strategy described above, on or about the Effective Date. The Fund is informed that the Current Index will not conduct a rebalance in March 2020 as previously scheduled.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.